Fees Summary	Oct. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,425,000.00
Previously Paid Amount	0.00
Total Fee Amount	471.98
Total Offset Amount	0.00
Net Fee	$ 471.98